SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  November 13, 2003
(Date of earliest event reported)

Commission File No.:  333-110283



                                Wells Fargo Asset Securities
Corporation


        Delaware                                           52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                         (I.R.S. Employer Identification
No.)

7485 New Horizon Way
Frederick, Maryland                                                  21703
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Address of principal executive offices                            (Zip Code)



                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by UBS Investment Bank which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description
-----------------                              ---------------------------------
      (99)                                     Collateral Term Sheets
                                               prepared by Banc of America
                                               Securities LLC in connection with
                                               Wells Fargo Asset Securities
                                               Corporation, Mortgage
                                               Pass-Through Certificates,
                                               Series 2003-M.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WELLS FARGO ASSET SECURITIES
                                                    CORPORATION


November 13, 2003

                                                  By: /s/ Alan S. McKenney
                                                     ---------------------------
                                                     Alan S. McKenney
                                                     Vice President

                                INDEX TO EXHIBITS



                                                               Paper (P) or
Exhibit No.          Description                               Electronic (E)
-----------          ---------------------------------         --------------

   (99)              Collateral Term Sheets                           E
                     prepared by Banc of America
                     Securities LLC in connection with
                     Wells Fargo Asset Securities
                     Corporation, Mortgage
                     Pass-Through Certificates,
                     Series 2003-M.